Other Expense, Net (Tables)	12 Months Ended
Mar. 31, 2021
Other Income and Expenses [Abstract]
Summary of Other Expense, Net From Continuing Operations

Other expense, net from continuing operations was as follows (in thousands):

	Years Ended March 31,
	2021	2020
Loss from equity method investment	$3,750	$21,386
Interest income	(1,418)	(17,990)
Interest expense	2,809	7,683
Other expense	3,560	2,543

Total	$8,701	$13,622